Exhibit 99.1

Jason Industries, Inc.
(Debtor-in-possession)
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts) (Unaudited)

	Three Months Ended		Six Months Ended
	June 26, 2020	June 28, 2019	June 26, 2020	June 28, 2019
Net sales	$56,212	$92,475	$140,244	$185,390
Cost of goods sold	49,198	71,809	115,055	141,128
Gross profit	7,014	20,666	25,189	44,262
Selling and administrative expenses	25,268	19,847	49,738	38,916
(Gain) loss on disposals of property, plant and equipment-net	(4)	—	17	8
Restructuring	789	1,127	1,543	2,493
Operating (loss) income	(19,039)	(308)	(26,109)	2,845
Interest expense-net	(8,025)	(8,327)	(15,480)	(16,532)
Reorganization items-net	(270)	—	(270)	—
Equity income	54	38	79	122
Other income-net	—	(333)	253	(269)
Loss from continuing operations before income taxes	(27,280)	(8,930)	(41,527)	(13,834)
Tax (benefit) provision	(49)	805	(606)	1,154
Net loss from continuing operations	(27,231)	(9,735)	$(40,921)	$(14,988)
Net loss from discontinued operations, net of tax	(306)	(3,381)	(1,216)	(5,184)
Net loss	(27,537)	(13,116)	$(42,137)	$(20,172)
Accretion of dividends on preferred stock	—	828	879	1,640
Net loss allocable to common shareholders of Jason Industries	$(27,537)	$(13,944)	$(43,016)	$(21,812)

Basic and diluted net loss per share allocable to common shareholders of Jason Industries:
Net loss per share from continuing operations	$(0.92)	$(0.37)	$(1.43)	$(0.59)
Net loss per share from discontinued operations	(0.01)	(0.12)	(0.04)	(0.18)
Basic and diluted net loss per share	$(0.93)	$(0.49)	$(1.47)	$(0.77)

Weighted average number of common shares outstanding:
Basic and diluted	29,600	28,439	29,256	28,204

Jason Industries, Inc.
(Debtor-in-possession)
Condensed Consolidated Balance Sheets
(In thousands, except share and per share amounts) (Unaudited)

	June 26, 2020	December 31, 2019
Assets
Current assets
Cash and cash equivalents	$34,026	$84,526
Accounts receivable-net	33,907	33,085
Inventories-net	49,141	49,943
Other current assets	10,600	7,433
Total current assets	127,674	174,987
Property, plant and equipment - net	67,483	70,276
Right-of-use operating lease assets	19,376	20,910
Goodwill	47,129	45,684
Other intangible assets-net	63,019	64,590
Other assets-net	10,502	10,654
Total assets	$335,183	$387,101

Liabilities and Shareholders’ Deficit
Current liabilities
Current portion of long-term debt	$358,245	$5,800
Current portion of operating lease liabilities	4,755	4,275
Accounts payable	20,292	22,914
Accrued compensation and employee benefits	9,258	8,551
Accrued interest	7,278	79
Other current liabilities	12,364	13,783
Total current liabilities	412,192	55,402
Long-term debt	13,898	378,950
Long-term operating lease liabilities	17,616	19,136
Deferred income taxes	6,973	7,534
Other long-term liabilities	17,166	16,938
Total liabilities	467,845	477,960

Shareholders’ Deficit
Preferred stock	44,827	43,950
Jason Industries common stock	3	3
Additional paid-in capital	155,079	155,023
Retained deficit	(303,329)	(261,192)
Accumulated other comprehensive loss	(29,242)	(28,643)
Total shareholders’ deficit	(132,662)	(90,859)
Total liabilities and shareholders’ deficit	$335,183	$387,101

Jason Industries, Inc.
(Debtor-in-possession)
Condensed Consolidated Statements of Cash Flows
(In thousands) (Unaudited)

	Six Months Ended
Includes cash flow activities from both continuing and discontinued operations	June 26, 2020	June 28, 2019
Cash flows from operating activities
Net loss	$(42,137)	$(20,172)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	7,281	14,702
Amortization of intangible assets	4,088	5,970
Amortization of deferred financing costs and debt discount	1,672	1,475
Non-cash operating lease expense	2,300	4,080
Equity income	(79)	(122)
Deferred income taxes	(545)	(588)
Loss on disposals of property, plant and equipment-net	17	8
Loss on divestitures	841	—
Dividends from joint venture	—	728
Share-based compensation	1,028	1,670
Net increase (decrease) in cash, net of acquisitions and dispositions, due to changes in:
Accounts receivable	(1,302)	(7,457)
Inventories	863	(481)
Other current assets	(3,174)	(300)
Accounts payable	(2,503)	976
Accrued compensation and employee benefits	718	(3,173)
Accrued interest	7,199	(9)
Accrued income taxes	257	(59)
Operating lease liabilities, net	(1,809)	(4,114)
Other-net	(1,192)	(2,019)
Total adjustments	15,660	11,287
Net cash used in operating activities	(26,477)	(8,885)
Cash flows from investing activities
Proceeds from disposals of property, plant and equipment	70	216
Payments for property, plant and equipment	(4,501)	(6,334)
Payments for divestiture, net of cash divested and liabilities assumed by buyer	(1,325)	—
Acquisition of business, net of cash acquired	(3,965)	(10,474)
Acquisitions of patents	(1)	(19)
Net cash used in investing activities	(9,722)	(16,611)
Cash flows from financing activities
Payments of deferred financing costs	(110)	(308)
Payments of First and Second Lien term loans	(10,775)	(1,550)
Proceeds from other long-term debt	6,240	2,591
Payments of other long-term debt	(4,202)	(3,925)
Payments of finance lease obligation	(181)	(160)
Value added tax paid from building sale	—	(707)
Payment of forbearance fees	(5,015)	—
Other financing activities-net	(95)	(567)
Net cash used in financing activities	(14,138)	(4,626)
Effect of exchange rate changes on cash and cash equivalents	(163)	(136)
Net decrease in cash and cash equivalents	(50,500)	(30,258)
Cash and cash equivalents, beginning of period	84,526	58,169
Cash and cash equivalents, end of period	$34,026	$27,911

Jason Industries, Inc.
(Debtor-in-possession)
Condensed Consolidated Statements of Cash Flows
(In thousands) (Unaudited)

	Six Months Ended
Includes cash flow activities from both continuing and discontinued operations	June 26, 2020	June 28, 2019
Supplemental disclosure of cash flow information
Cash paid during the period for:
Interest	$6,359	$15,126
Income taxes, net of refunds	$(62)	$2,107
Acquisition-related transaction costs used in operating activities	$65	$339
Divestiture-related transaction costs used in operating activities	$1,500	$—
Other strategic alternatives costs used in operating activities	$14,059	$—
Non-cash lease activities:
Right-of-use operating assets obtained in exchange for operating lease obligations	$820	$2,674
Right-of-use finance assets obtained in exchange for finance lease obligations	$—	$147
Non-cash investing activities:
Property, plant and equipment acquired through additional liabilities	$701	$834
Non-cash financing activities:
Non-cash forbearance fee paid in kind	$4,953	$—
Non-cash preferred stock created from dividends declared	$877	$1,635

Jason Industries, Inc.
(Debtor-in-possession)
Quarterly Financial Information by Segment
(In thousands) (Unaudited)

	2019					2020
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	YTD
Industrial
Net sales	$49,737	$54,993	$48,860	$47,927	$201,517	$48,389	$34,339			$82,728
Adjusted EBITDA	6,841	5,927	5,004	3,173	20,945	4,178	442			4,620
Adjusted EBITDA % net sales	13.8%	10.8%	10.2%	6.6%	10.4%	8.6%	1.3%			5.6%

Engineered Components
Net sales	$43,179	$37,482	$27,290	$28,429	$136,380	$35,643	$21,873			$57,516
Adjusted EBITDA	5,988	4,428	2,206	2,476	15,098	4,418	(278)			4,140
Adjusted EBITDA % net sales	13.9%	11.8%	8.1%	8.7%	11.1%	12.4%	(1.3)%			7.2%

Corporate
Adjusted EBITDA	$(2,070)	$(2,758)	$(3,347)	$(3,050)	$(11,225)	$(2,873)	$(2,639)			$(5,512)

Consolidated - Continuing Operations
Net sales	$92,916	$92,475	$76,150	$76,356	$337,897	$84,032	$56,212			$140,244
Adjusted EBITDA	10,759	7,597	3,863	2,599	24,818	5,723	(2,475)			3,248
Adjusted EBITDA % net sales	11.6%	8.2%	5.1%	3.4%	7.3%	6.8%	(4.4)%			2.3%

Jason Industries, Inc.
(Debtor-in-possession)
Reconciliation of GAAP to Non-GAAP Measures
(In thousands) (Unaudited)

Organic Sales Growth
	2Q 2020
	Industrial	Engineered Components	Jason Consolidated

Net sales
Organic sales growth	(37.7)%	(41.6)%	(39.2)%
Currency impact	(1.4)%	—%	(0.8)%
Acquisitions	1.5%	—%	0.8%
Growth as reported	(37.6)%	(41.6)%	(39.2)%

	YTD 2020
	Industrial	Engineered Components	Jason Consolidated

Net sales
Organic sales growth	(24.9)%	(28.7)%	(26.4)%
Currency impact	(1.6)%	—%	(0.9)%
Acquisitions	5.5%	—%	2.9%
Growth as reported	(21.0)%	(28.7)%	(24.4)%

Jason Industries, Inc.
(Debtor-in-possession)
Reconciliation of GAAP to Non-GAAP Measures
Adjusted EBITDA
(In thousands) (Unaudited)

	2019					2020
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	YTD
Net loss from continuing operations	$(5,253)	$(9,734)	$(11,576)	$(16,868)	$(43,431)	$(13,690)	$(27,231)			$(40,921)
Interest expense-net	8,205	8,327	8,169	8,277	32,978	7,455	8,025			15,480
Tax provision (benefit)	349	805	770	2,092	4,016	(557)	(49)			(606)
Depreciation and amortization	5,180	5,609	5,460	5,986	22,235	5,490	5,879			11,369
EBITDA	8,481	5,007	2,823	(513)	15,798	(1,302)	(13,376)			(14,678)
Adjustments:
Restructuring (1)	1,366	1,127	917	544	3,954	754	789			1,543
Transaction-related and strategic alternatives expenses (2)	239	402	28	336	1,005	4,517	8,417			12,934
Integration and other restructuring costs (3)	(58)	398	(261)	1,311	1,390	1,206	1,198			2,404
Share-based compensation (4)	723	663	348	634	2,368	527	501			1,028
Loss (gain) on disposals of property, plant and equipment-net (5)	8	—	8	287	303	21	(4)			17
Total adjustments	2,278	2,590	1,040	3,112	9,020	7,025	10,901			17,926
Adjusted EBITDA	$10,759	$7,597	$3,863	$2,599	$24,818	$5,723	$(2,475)			$3,248

(1)
Restructuring includes costs associated with exit or disposal activities as defined by GAAP related to facility consolidation, including one-time employee termination benefits, costs to close facilities and relocate employees, and costs to terminate contracts other than financing and operating leases.

(2)
Transaction-related and strategic alternatives expenses primarily consist of professional fees and other expenses related to acquisitions, divestitures, financing activities, and costs relating to the Company's strategic alternative process and reorganization items, including executive retention agreements.

(3)
During 2020, integration and other restructuring costs included $2.2 million of integration costs related to two acquisitions in the industrial segment and $0.2 million of lease expense related to facility consolidations in the industrial segment. During 2019, integration and other restructuring costs included $0.6 million of accelerated lease expense related to planned facility consolidations in the engineered components and industrial segments and $0.9 million of integration costs related to an acquisition in the industrial segment. This was offset by $0.8 million due to the reclassification to earnings of a foreign currency translation gain for the wind down and substantial dissolution of certain U.K. entities.

(4)	Represents non-cash share based compensation expense from continuing operations for awards under the Company’s 2014 Omnibus Incentive Plan.

(5)	During 2019, loss on disposals of property, plant and equipment included for the fourth quarter of 2019 a loss of $0.3 million on the sale of a former Schaffner building in the industrial segment.